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                                POWER OF ATTORNEY

         We, the undersigned directors and/or officers of SEI Opportunity Fund, LLC (the "Fund"), hereby severally constitute and appoint each of Timothy Barto and Sherry Kajdan Vetterlein, and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him or her to sign for us and in our name, in the capacities indicated below, any one or more Registration Statements of the Fund on Form N-2, whether covering common or preferred securities, any and all amendments (including post-effective amendments) to any such Registration Statements of the Fund, any and all supplements or other instruments in connection therewith, and any other
Registration Statements for the same offering which may be filed under Rule
462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or his or her substitute lawfully could do or cause to be done by virtue hereof.

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
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                Name                                  Capacity                              Date
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

/s/ Kevin P. Robins                   President (principal executive officer)           May 20, 2003
Kevin P. Robins
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/s/ Michael J. Leahy                  Treasurer (principal accounting and               May 20, 2003
Michael J. Leahy                      financial officer)
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/s/ Nina Lesavoy                      Director                                          May 20, 2003
Nina Lesavoy
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/s/ Robert Nesher                     Director                                          May 20, 2003
Robert Nesher
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/s/ George Sullivan                   Director                                          May 20, 2003
George Sullivan
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